Balance Sheets (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Assets
Amortized cost of fixed maturity securities available-for-sale	$ 4,605	$ 4,464
Fixed maturity securities, allowance for credit losses	0	0
Mortgage loans valuation allowances	$ 5	$ 2
Stockholder's Equity
Common stock, par value	$ 10	$ 10
Common stock, shares authorized	200,000	200,000
Common stock, shares issued	200,000	200,000
Common stock, shares outstanding	200,000	200,000